UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): September 3, 2014

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KIPS BAY MEDICAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35080	20-8947689
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3405 Annapolis Lane North, Suite 200 Minneapolis, Minnesota	55447
(Address of principal executive offices)	(Zip Code)

(763) 235-3540

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.      Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 3, 2014, Kips Bay Medical, Inc. (the “Company”) received a Staff Delisting Determination letter from the Listing Qualifications Department of The Nasdaq Stock Market (“NASDAQ”) notifying the Company that it had not timely regained compliance with the $1.00 minimum bid price requirement for continued listing on The NASDAQ Capital Market, as set forth in Listing Rule 5550(a)(2), and that, as a result, the Company’s common stock would be subject to delisting unless the Company timely requests a hearing before the NASDAQ Hearings Panel. Should the Company fail to request a hearing before the NASDAQ Hearings Panel by September 10, 2014 (which the Company does not anticipate requesting), the Company’s common stock will be suspended at the opening of business on September 12, 2014 and a Form 25-NSE will be filed by NASDAQ with the U.S. Securities and Exchange Commission, which will formally remove the Company’s common stock from listing on NASDAQ thereafter.

The Company anticipates that upon suspension of trading in its common stock on NASDAQ, the Company’s common stock will be quoted on the OTCQB Marketplace (the “OTCQB”) of the OTC Markets Group, Inc., under the symbol “KIPS.” However, the Company can give no assurance that trading in its common stock will continue on the OTCQB or on any other securities exchange or quotation medium.

Special Note Regarding Forward-Looking Statements

This current report on Form 8-K contains forward-looking statements under the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on current expectations of future events and often can be identified by words such as “anticipates,” “continues,” “expects,” “intends,” “should,” “will,” “may,” “believes,” “could,” “future,” other words of similar meaning or the use of future dates. Examples of forward-looking statements in this report include the Company’s expectations regarding the delisting of its common stock and the future trading of its common stock. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Uncertainties and risks may cause the Company’s actual results to be materially different than those expressed in or implied by the Company’s forward-looking statements. For the Company, such uncertainties and risks include, among others, the delisting of its common stock and the future trading of its common stock, the status of the Company’s eMESH I clinical feasibility trial, including enrollment, completion and the results; the Company’s future operating results and financial performance; market size and market acceptance of the eSVS Mesh technology; the ability of the Company and its distributors to commercialize and sell the eSVS Mesh in Europe; and its ability to obtain additional financing. More detailed information on these and other factors that could affect the Company’s actual results are described in the Company’s filings with the Securities and Exchange Commission, including its most recent annual report on Form 10-K and subsequent quarterly reports on Form 10-Q. The Company undertakes no obligation to update its forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 4, 2014	KIPS BAY MEDICAL, INC.

	By:	/s/ Scott Kellen
	Name:	Scott Kellen
	Title:	Chief Operating Officer and Chief Financial Officer